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                                                                   EXHIBIT 10.13


                            LNR PROPERTY CORPORATION




                    2001 SENIOR OFFICERS STOCK PURCHASE PLAN
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                               TABLE OF CONTENTS

                                                                            Page
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1.  Definitions...........................................................    3

2.  Purpose of the Plan...................................................    3

3.  Authority to Enter into Stock Purchase Agreements.....................    3

4.  Terms of Stock Purchase Agreements....................................    4

5.  Withholding Payments..................................................    5

6.  Decision to Enter into Stock Purchase Agreement.......................    6

7.  Administration of the Plan............................................    6

8.  Shares Available for Stock Purchase Agreements........................    6

9.  Modification of Number and Type of Shares.............................    7

10. No Rights to Continued Employment....................................     7

11. No Shareholder Rights................................................     7

12. Effective Date.......................................................     7

13. Governing Law........................................................     7

14. Amendments of the Plan...............................................     7

15. Termination of the Plan..............................................     7

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                            LNR PROPERTY CORPORATION

                    2001 SENIOR OFFICERS STOCK PURCHASE PLAN

1.   Definitions

     As used in this Plan the following definitions apply:

     (a)  "Board of Directors" means LNR's Board of Directors.

     (b) "Committee" means the Board of Directors, or a committee designated by the Board of Directors to administer the Plan which consists solely of two or more "non-employee directors," as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     (c)  "Common Stock" means common stock, par value $.10 per share, of LNR.

     (d)  "Company" means LNR and all its more than 50% owned subsidiaries.

     (e) "Deferred Bonus Payment" means an installment of a bonus which is not to be paid until more than 10 months after the bonus is awarded. A bonus will be treated as being awarded to a Senior Officer when LNR informs the Senior Officer of the amount of the bonus (even if the bonus is awarded under a plan or agreement which became effective before then).

     (f) "LNR" means LNR Property Corporation, a Delaware corporation, or its successor by merger or any similar transaction.

     (g) "Plan" means this LNR Property Corporation 2001 Senior Officers Stock Purchase Plan.

     (h) "Purchase Date" means a day on which the Senior Officer who is a party to a Stock Purchase Agreement is entitled to receive a Deferred Bonus Payment under a bonus award made at or before the time the Stock Purchase Agreement is authorized.

     (i) "Senior Officer" means the chairman of the board, the president or a vice president of LNR or a more than 50% owned subsidiary.

     (j) "Stock Purchase Agreement" means an agreement between a Senior Officer and LNR, containing the terms described in Paragraph 4, in which the Senior Officer agrees to purchase shares of Common Stock and LNR agrees to sell those shares of Common Stock to the Senior Officer.

2.   Purpose of the Plan

     The purpose of the Plan is to encourage Senior Officers to commit to invest Deferred Bonus Payments to which they will be entitled in Common Stock, and by doing so to stimulate the efforts of those Senior Officers on behalf of the Company and strengthen their desire to remain employees of the Company.

3.   Authority to Enter into Stock Purchase Agreements

     The Committee may at any time within 30 days after a bonus is awarded to a Senior Officer, authorize LNR to enter into a Stock Purchase Agreement with that Senior Officer relating to purchases on the days on which deferred portions of that bonus are to be paid of shares of Common Stock with a total purchase price on each Purchase Date equal to a

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specified percentage of the Deferred Bonus Payment which is to be made on that
Purchase Date. In addition, the Committee may, not later than April 29, 2001, authorize LNR to enter into Stock Purchase Agreements with Senior Officers who were awarded bonuses prior to November 30, 2000 relating to purchases on the days on which the remaining deferred portions of those bonuses are to be paid of shares of Common Stock with a total purchase price on each Purchase Date equal to the specified percentage of the Deferred Bonus Payment which is to be made on that Purchase Date.

4.   Terms of Stock Purchase Agreements

     Each Stock Purchase Agreement will have the following terms:

     (a) On each Purchase Date on which the Senior Officer who is a party to the Stock Purchase Agreement is employed by the Company, the Senior Officer will be required to purchase, for the Share Purchase Price determined as described in subparagraph (b), a number of shares of Common Stock equal to (i) the specified percentage of the Deferred Bonus Payment to which the Senior Officer becomes entitled on that Purchase Date, as specified on a schedule attached to the Stock Purchase Agreement (which percentage will be deemed to be the same as to each Purchase Date unless otherwise specified in the schedule attached to the Stock Purchase Agreement), divided by (ii) the Share Purchase Price determined as described in subparagraph (b), and LNR will be required to sell that number of shares to the Senior Officer for that Share Purchase Price.

     (b) The Share Purchase Price under a Stock Purchase Agreement will be the last sale price of a share of Common Stock reported on the New York Stock Exchange composite tape (or, if the Common Stock is not listed on the New York Stock Exchange, reported in the principal market in which the Common Stock is listed) on the trading day before the day on which the Officer signs the Stock Purchase Agreement.

     (c) If (i) LNR is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of its assets (directly or through sales of subsidiaries or assets of subsidiaries) or similar transaction, (ii) there is a stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or similar change in the capital structure of LNR, or a distribution to holders of Common Stock other than a cash dividend or (iii) any other event occurs which in the judgment of the Committee requires an adjustment to the terms of the existing Stock Purchase Agreements, the Committee may modify the number of shares of Common Stock to be purchased on each Purchase Date after the corporate event occurs and the Share Purchase Price in a manner which, in its judgment, will cause the rights of the parties to the Stock Purchase Agreement in aggregate to be substantially the same after the corporate event as they were before the corporate event; provided however, that if as a result of the corporate event the Senior Officer would be required to purchase anything other than LNR Common Stock, then within 10 days following such corporate event, the Senior Officer shall be entitled to terminate the Stock Purchase Agreement with respect to those Purchase Dates.

     (d) LNR's obligation to issue shares of Common Stock or other securities on a Purchase Date will be subject to the condition that (i) LNR's counsel is satisfied that the sale will be in compliance with the Securities Act of 1933, as amended, and all other applicable laws and (ii) the shares of Common Stock to be issued under the Stock Purchase Agreement will have been authorized for listing on all securities exchanges on which the Common Stock is listed. LNR will do all things in its power so that (x) all sales under all Stock Purchase Agreements can be made on the Purchase Dates specified in the Stock Purchase Agreements without violating

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the Securities Act of 1933, as amended, or any other applicable laws, and (y)
the shares to be issued under all Stock Purchase Agreements will as promptly as practicable be authorized for listing on each exchange on which the Common Stock is listed.

     (e) No rights under a Stock Purchase Agreement may be assigned, except that the Senior Officer who is a party to a Stock Purchase Agreement may assign the right to purchase Common Stock under that Stock Purchase Agreement to members of his or her immediate family, to a trust all the beneficiaries of which are the Senior Officer or members of his or her immediate family, or to an entity which is wholly owned by the Senior Officer or members of his or her immediate family. A Senior Officer's assignment of the right to purchase Common Stock under a Stock Purchase Agreement will not relieve the Senior Officer of liability if shares which are the subject of the Stock Purchase Agreement are not purchased, or the purchase price for those shares is not paid, on each Purchase Date as required by the Stock Purchase Agreement.

     (f) The purchase price of the shares to be purchased on a Purchase Date will be payable in cash or by check payable to the order of LNR, except that the Committee may permit a Senior Officer to pay all or part of the purchase price by directing LNR to retain from the Common Stock to be issued on the Purchase Date shares with a fair market value (based upon the last reported sale price of the Common Stock on the last trading day before the Purchase Date) equal to the purchase price.

     (g) The Stock Purchase Agreement will terminate, and neither the Senior Officer nor LNR will have any further rights or obligations under the Stock Purchase Agreement, when the Senior Officer ceases to be an employee of the Company, except that if the Senior Officer dies while he or she is an employee of the Company, the executor or other fiduciary who administers the Senior Officer's estate may, by a notice given to the Company within 90 days after the day of the Senior Officer's death (accompanied by payment of the purchase price of any shares which were to have been purchased between the day of the Senior Officer's death and the day on which the notice is given) continue the Stock Purchase Agreement in effect for the benefit of the persons who are entitled under the Senior Officer's will or the laws of descent and distribution to receive the Deferred Bonus Payments which are payable on the same days as the Purchase Dates under the Stock Purchase Agreement. Termination of the Stock Purchase Agreement will not, however, relieve either the Senior Officer or LNR from any liability because of a breach of the Stock Purchase Agreement which occurs before it terminates.

5.   Withholding Payments

     If as a result of a Senior Officer's purchase of Common Stock under a Stock Purchase Agreement on a Purchase Date, the Company is required to pay an amount as withheld income tax, LNR may, at its discretion, (i) reduce the number of shares of Common Stock issuable upon payment of the purchase price on that Purchase Date by the amount of the required withholding (with the shares valued at their fair market value, based upon the last reported sale price of the Common Stock, on the last trading day before the Purchase Date), (ii) require that, before LNR will deliver to the Senior Officer the certificates representing the purchased shares, the Senior Officer must remit to LNR the amount of withholding tax the Company is required to pay or (iii) withhold the amount of the withholding tax from the Deferred Bonus Payment the Senior Officer is entitled to receive on that Purchase Date.

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6.   Decision to Enter into Stock Purchase Agreement

     Promptly after LNR is authorized to enter into a Stock Purchase Agreement with a Senior Officer, LNR will ask the Senior Officer whether he or she wants to enter into a Stock Purchase Agreement and if so, the percentage or percentages of the applicable Deferred Bonus Payments which the Senior Officer wants to invest through the Stock Purchase Agreement in purchasing Common Stock under this Plan. If the Senior Officer responds within 30 days that the Senior Officer wants to enter into a Stock Purchase Agreement and specifies the percentage or percentages of the Deferred Bonus Payments which the Senior Officer wants to invest in purchasing Common Stock, LNR will promptly deliver copies of the Stock Purchase Agreement to the Senior Officer for signature. If a Senior Officer does not respond within 30 days to an inquiry by LNR as to whether the Senior Officer wants to invest a portion of his or her Deferred Bonus Payments in purchasing Common Stock under this Plan, or the Senior Officer does not return a signed copy of a Stock Purchase Agreement within 30 days after it is delivered to him or her for signature, the Senior Officer will be deemed irrevocably to have elected not to invest any portion of the Deferred Bonus Payments in purchasing Common Stock under this Plan.

7.   Administration of the Plan

     (a) The Plan will be administered by the Committee.

     (b) The Committee will have full power to construe, interpret and administer the Plan and to establish and change the rules and regulations for its administration.

     (c) Subject to the limitations contained in the Plan, the Committee will have full power to authorize LNR to enter into Stock Purchase Agreements with particular Senior Officers and to determine the Share Purchase Price under each Stock Purchase Agreement, calculated as described in Paragraph 4(b).

     (d) In exercising its powers under the Plan, the Committee may act in its sole discretion, with no requirement that it follow past practices or treat one Senior Officer in a manner consistent with the way it treats other Senior Officers.

     (e) All actions taken and decisions made by the Committee will be binding on all parties to Stock Purchase Agreements which are affected by the actions or decisions, and on their respective legal representatives and beneficiaries.

     (f) No member of the Committee will be liable for any determination made or action taken in good faith with respect to the Plan or any Stock Purchase Agreement entered into in accordance with the Plan, or for any decision not to authorize LNR to enter into Stock Purchase Agreements with particular Senior Officers.

8.   Shares Available for Stock Purchase Agreements

     The aggregate number of shares of Common Stock which may be made the subject of Stock Purchase Agreements under this Plan is 500,000 shares, subject to adjustment as provided in Section 9. Those shares will not affect the number of shares available under any other LNR plan. Any shares which are subject to Stock Purchase Agreements which terminate because the Senior Officers who are parties to the Stock Purchase Agreements cease to be employees of the Company will be available to be made the subject of other Stock Purchase Agreements.
Any shares which are purchased under Stock Purchase Agreements, but which LNR retains to pay the purchase price of shares or to reimburse the Company for paying withholding taxes will be deemed to have been issued under those Stock Purchase Agreements and will not be available to be made the subject of other Stock Purchase Agreements.

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9.   Modification of Number and Type of Shares for Future Stock Purchase
Agreements

     If at any time (i) there is a stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or similar change in LNR's capital structure or (ii) any other event occurs which in the judgment of the Committee requires an adjustment to the number and type of shares available to be made the subject of Stock Purchase Agreements entered into in the future, the Committee may modify the number and type of shares available to be made the subject of future Stock Purchase Agreements in a manner which, in its judgment, will cause the portion of LNR's common shares available to be made the subject of future Stock Purchase Agreements in aggregate to be substantially the same after the corporate event as they were before the corporate event.

10.  No Rights to Continued Employment

     Nothing in the Plan or in any Stock Purchase Agreement, and no action taken by the Committee, will give any Senior Officer a right to continue to be an officer or employee of the Company or in any other way affect the right of the Company to terminate the employment or the position of any Senior Officer at any time for any reason, with or without cause.

11.  No Shareholder Rights

     A Senior Officer will not have any rights as a shareholder with regard to shares of Common Stock that are the subject of a Stock Purchase Agreement until shares are purchased and paid for.

12.  Effective Date

     The Plan will be effective on the day when it is adopted by the Board of Directors.

13.  Governing Law

     This Plan and each Stock Purchase Agreement issued under it will be governed by the substantive laws of the State of Delaware.

14.  Amendments of the Plan

     The Board of Directors may amend the Plan at any time. However, no amendment to the Plan will change any Stock Purchase Agreement which is signed before the amendment is effective, unless the Senior Officer who is a party to the Stock Purchase Agreement consents to the amendment.

15.  Termination of the Plan

     The Plan may be terminated at any time by the Board of Directors. However, termination of the Plan will not affect any Stock Purchase Agreement that is executed before the Plan is terminated.

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       As approved by the Board of Directors of LNR Property Corporation
                              on January 17, 2001

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